UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
September 28, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Property Acquisitions
As previously disclosed, on September 11, 2012 (the “Hilliard Park Closing Date”), Steadfast Income REIT, Inc. (the “Company”) acquired a 201-unit multifamily residential community located in Columbus, Ohio, commonly known as Hilliard Park Apartments (the “Hilliard Park Property”). On September 28, 2012 (the “Hilliard Summit Closing Date”), the Company acquired a 208-unit multifamily residential community located in Columbus, Ohio, commonly known as Hilliard Summit (the “Hilliard Summit Property”). The Hilliard Park Property and the Hilliard Summit Property were acquired from the same third-party seller and are located in the same geographic area. For purposes of this Form 8-K, the Company views the acquisition of the Hilliard Park Property and the Hilliard Summit Property as a series of related transactions with respect to an acquisition of a portfolio of properties.
Acquisition of Hilliard Park Property
On the Hilliard Park Closing Date, the Company, through SIR Hilliard Park, LLC (“SIR Hilliard Park”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), acquired 100% of the membership interests (the “Membership Interests”) in Hilliard Park Partners, L.L.C. (the “Hilliard Park Partners”), an Ohio limited liability company which is the fee simple owner of the Hilliard Park Property. On the Hilliard Park Closing Date, Steadfast Asset Holdings, Inc. (“Holdings”), an affiliate of the Company, assigned to SIR Hilliard Park the Purchase and Sale Agreement and Joint Escrow Instructions, dated August 8, 2012, for the purchase of the Membership Interests in Hilliard Park Partners and all rights pertaining thereto, along with certain related personal and intangible property, including, without limitation, the Hilliard Park Property.
SIR Hilliard Park acquired the Hilliard Park Property through its purchase of the Membership Interests for an aggregate purchase price of $19,800,000, exclusive of closing costs. SIR Hilliard Park funded the payment of the purchase price for the Hilliard Park Property with proceeds from the Company’s continuous public offering. On September 28, 2012, the Company obtained mortgage financing on the Hilliard Park Property in the aggregate principal amount of $13,860,000 (the “Hilliard Park Loan”) from PNC Bank, National Association (“PNC”), a national banking association, pursuant to the requirements of the Fannie Mae DUS Supplemental Loan Program and evidenced by a promissory note (the “Hilliard Park Note”) and loan agreement. For additional information on the terms of the Hilliard Park Loan, see Item 2.03 below.
The Hilliard Park Property was built in 2000 and consists of 26 two-story residential buildings situated on a 16.6 acre site. The garden-style property is comprised of 80 two bedroom/two bath units, 92 two bedroom/two and a half bath units and 29 three bedroom/two and a half bath units that average 1,140 square feet with an average monthly rent of $985. Unit amenities at the Hilliard Park Property include oak cabinetry in kitchens and bathrooms, vertical and horizontal blinds, attractive lighting packages, GE/Whirlpool appliances, garbage disposals, washer and dryer hookups, walk-in closets and patio or balcony decks. In addition, select units have full basements, attached garages and vaulted ceilings. Property amenities at the Hilliard Park Property include a park area with gazebo, a playground, a golf putting green, basketball court and central mail center. As of October 2, 2012, the Hilliard Park Property was approximately 97% occupied.
An acquisition fee of approximately $398,000 was earned by Steadfast Income Advisor, LLC, the Company’s advisor (the “Advisor”), in connection with the acquisition of the Hilliard Park Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Acquisition of Hilliard Summit Property
On the Hilliard Summit Closing Date, the Company, through SIR Hilliard Summit, LLC (“SIR Hilliard Summit”), a wholly-owned subsidiary of the Company’s Operating Partnership, acquired 100% of the Membership Interests (the “Hilliard Meadows Membership Interests”) in Hilliard Meadows Apartments, LLC (“Hilliard Meadows”), an Ohio limited liability company which is the fee simple owner the Hilliard Summit Property. On the Hilliard Summit Closing Date, Holdings assigned to SIR Hilliard Summit the Purchase and Sale Agreement and Joint Escrow Instructions, dated August 8, 2012, for the purchase of the Hilliard Meadows Membership Interests in Hilliard Meadows and all rights pertaining thereto, along with certain related personal and intangible property, including, without limitation, the Hilliard Summit Property.
SIR Hilliard Summit acquired the Hilliard Summit Property through its purchase of the Hilliard Meadows Membership Interests for an aggregate purchase price of $24,100,000, exclusive of closing costs. SIR Hilliard Summit financed the payment of the purchase price for the Hilliard Summit Property with a combination of (1) proceeds from the Company’s public offering, and (2) a loan in the aggregate principal amount of $16,800,000 (the “Hilliard Summit Loan”) from PNC pursuant to the requirements of the Fannie Mae DUS Supplemental Loan Program and evidenced by a promissory note (the “Hilliard Summit Note”) and loan agreement. For additional information on the terms of the Hilliard Summit Loan, see Item 2.03 below.
The Hilliard Summit Property was built in 2011 and consists of 25 two-story residential buildings situated on a 20.9 acre site. The garden-style property is comprised of 36 one bedroom/one bath units, 84 two bedroom/two bath units, 60 two bedroom/two and a half bath units and 28 three bedroom/two and a half bath units that average 1,166 square feet with an average monthly rent of $1,056. Unit amenities at the Hilliard Summit Property include attractive painted white woodwork throughout, custom birch kitchen cabinetry and bathroom vanities, fully appointed kitchens with Whirlpool appliances, granite-like laminate kitchen tops with backsplash, washer and dryer hookups, oversized walk-in closets and private patio or balcony decks. In addition, select units have vaulted or nine-foot ceilings. Property amenities at the Hilliard Summit Property include a lavishly decorated resort-style clubhouse, outdoor swimming pool, barbecue gazebo, outdoor lounge with fire pit, fitness center, community garden and free clubhouse Wi-Fi. As of September 27, 2012, the Hilliard Summit Property was approximately 99.5% occupied.
An acquisition fee of approximately $485,000 was earned by the Advisor in connection with the acquisition of the Hilliard Summit Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Property Management
Management of the Hilliard Park Property
On the Hilliard Park Closing Date, Hilliard Park Partners and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Company, entered into a Property Management Agreement (the “Hilliard Park Management Agreement”) pursuant to which Steadfast Management will serve as the exclusive leasing agent and manager of the Hilliard Park Property. Pursuant to the Hilliard Park Management Agreement, Hilliard Park Partners will pay Steadfast Management a monthly management fee in an amount equal to 3.0% of the Hilliard Park Property’s gross collections (as defined in the Hilliard Park Management Agreement) for such month. The Hilliard Park Management Agreement has an initial term that expires on September 11, 2013 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior written notice of its desire to terminate the Hilliard Park Management Agreement. Hilliard Park Partners may terminate the Hilliard Park Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Hilliard Park Management Agreement due to a material breach of the other party’s obligations under the agreement that remains uncured for thirty (30) days after written notification of such breach.
The material terms of the Hilliard Park Management Agreement described herein are qualified in their entirety by the Hilliard Park Management Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Management of the Hilliard Summit Property
On the Hilliard Summit Closing Date, Hilliard Meadows and Steadfast Management entered into a Property Management Agreement (the “Hilliard Summit Management Agreement”) pursuant to which Steadfast Management will serve as the exclusive leasing agent and manager of the Hilliard Summit Property. Pursuant to the Hilliard Summit Management Agreement, Hilliard Meadows will pay Steadfast Management a monthly management fee in an amount equal to 3.0% of the Hilliard Summit Property’s gross collections (as defined in the Hilliard Summit Management Agreement) for such month. The Hilliard Summit Management Agreement has an initial term that expires on September 28, 2013 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior written notice of its desire to terminate the Hilliard Summit Management Agreement. Hilliard Meadows may terminate the Hilliard Summit Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Hilliard Summit Management Agreement due to a material breach of the other party’s obligations under the agreement that remains uncured for thirty (30) days after written notification of such breach.
The material terms of the Hilliard Summit Management Agreement described herein are qualified in their entirety by the Hilliard Summit Management Agreement, a copy of which is attached as Exhibit 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Property Loans
Hilliard Park Property Loan
In connection with the financing of the Hilliard Park Property, Hilliard Park Partners borrowed $13,860,000 from PNC pursuant to the Hilliard Park Note and the Multifamily Loan and Security Agreement (Non-Recourse) by and between Hilliard Park Partners and PNC (the “Hilliard Park Loan Agreement”). The Hilliard Park Loan has a 120 month term with a maturity date of October 1, 2022 (the “Hilliard Park Maturity Date”). Hilliard Park Partners paid a loan origination fee of $110,880 to PNC in connection with the Hilliard Park Loan.
Interest on the outstanding principal balance of the Hilliard Park Loan will accrue at a rate of 3.62% per annum (the “Hilliard Park Interest Rate”), and a monthly payment will be due and payable on the first day of each month, commencing November 1, 2012 and continuing until the monthly payment due on November 1, 2013, in an amount to vary as described in the Hilliard Park Loan Agreement. Beginning on November 1, 2013 and continuing until and including the monthly payment due on the Hilliard Park Maturity Date, a monthly payment of principal and interest in the amount of $63,169.71 will be due and payable on the first day of each month. The entire outstanding principal balance of the Hilliard Park Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Hilliard Park Maturity Date. So long as any monthly payment or any other amount due under the Hilliard Park Loan remains past due for thirty (30) days or more, interest will accrue on the unpaid principal balance of the Hilliard Park Loan at a rate equal to the lesser of (1) the Hilliard Park Interest Rate plus 4.0% or (2) the maximum interest rate which may be collected by PNC under applicable law. So long as any payment due under the Hilliard Park Loan is not received by PNC within ten (10) days after such payment is due, Hilliard Park Partners will pay to PNC, immediately and without demand by PNC, a late charge equal to 5.0% of the amount of the payment due. Hilliard Park Partners may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Hilliard Park Loan and all accrued interest thereon and other sums due to PNC under the Hilliard Park Loan on the last day of any calendar month during the term of the Hilliard Park Loan, provided that Hilliard Park Partners must provide PNC with at least twenty (20) days notice (if such notice is provided via facsimile, e-mail, or overnight courier) or at least thirty (30) days notice (if such notice is provided via U.S. Postal Service) and not more than sixty (60) days prior written notice of such prepayment. Hilliard Park Partners must also pay a prepayment fee to PNC, calculated in accordance with the terms of the Hilliard Park Loan Agreement, in connection with any voluntary prepayment of the Hilliard Park Loan.
The performance of the obligations of Hilliard Park Partners under the Hilliard Park Loan are secured by a Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Hilliard Park Partners to and for the benefit of PNC with respect to the Hilliard Park Property (the “Hilliard Park Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, Hilliard Park Partners assigned all of its rights, title and interests in the Hilliard Park Management Agreement to PNC, effective upon an event of default under any of the Hilliard Park Loan Documents (defined below).
Pursuant to the Hilliard Park Loan Agreement, Hilliard Park Partners will have no personal liability under the Hilliard Park Note, the Hilliard Park Loan Agreement or any other loan document (collectively, the “Hilliard Park Loan Documents”) for the repayment of the principal and interest and any other amounts due under the Hilliard Park Loan Documents (the “Indebtedness”) or for the performance of any other obligations under the Hilliard Park Loan Documents; provided, however, that Hilliard Park Partners will be personally liable to PNC for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by PNC as a result of, among other events, (1) failure of Hilliard Park Partners to pay to PNC upon demand after an event of default all rents and security deposits to which PNC is entitled under the Hilliard Park Loan Documents, (2) failure of Hilliard Park Partners to maintain all required insurance policies required by the Hilliard Park Loan Documents, (3) failure of Hilliard Park Partners to apply all insurance proceeds and condemnation proceeds as required by the Hilliard Park Loan Documents, (4) failure of Hilliard Park Partners to comply with the provisions of the Hilliard Park Loan Documents relating to the delivery of books and records, statements, schedules and reports, (5) failure to apply rents from the Hilliard Park Property (with exceptions) to the ordinary and necessary expenses of owning and operating the Hilliard Park Property and the Indebtedness, (6) waste or abandonment of the Hilliard Park Property or (7) gross negligence or reckless unintentional material misrepresentation or omission by Hilliard Park, the Company or any officer, director, partner, member, manager, shareholder, or trustee in connection with the on-going financial or other reporting required by the Hilliard Park Loan Documents. In addition, Hilliard Park Partners will be personally liable to PNC for the repayment of all Indebtedness, and the Hilliard Park Loan will be fully recourse to Hilliard Park Partners, upon the occurrence of, among other events, (1) fraud or written material misrepresentation or material omission by Hilliard Park Partners, the Company or any officer, director, partner, member, manager, shareholder or trustee of Hilliard Park Partners or the Company in connection with the Indebtedness, (2) Hilliard Park Partner’s acquisition of any real property other than the Hilliard Park Property or operation of any business other than the management of the Hilliard Park Property, (3) certain prohibited transfers of ownership interests in Hilliard Park Partners or the Hilliard Park Property, (4) certain bankruptcy and insolvency events with respect to Hilliard Park Partners or (5) fraud or written intentional material misrepresentation or intentional material omission by Hilliard Park Partners, the Company or any officer, director, partner, member, manager, shareholder or trustee of Hilliard Park Partners or the Company in connection with the on-going financial or other reporting required by the Hilliard Park Loan Documents or any request for action or consent by PNC.
In connection with the Hilliard Park Loan, the Company absolutely, unconditionally and irrevocably guaranteed to PNC the full and prompt payment and performance when due of all amounts, obligations and liabilities for which Hilliard Park Partners is personally liable under the Hilliard Park Note, as described above, and the Environmental Indemnity described immediately below. In addition, the Company absolutely, unconditionally and irrevocably guaranteed to PNC all costs and expenses incurred by PNC in enforcing the rights of the Guaranty of Non-Recourse Obligations.
On September 28, 2012, Hilliard Park Partners entered into an Environmental Indemnity Agreement (the “Hilliard Park Environmental Indemnity”), pursuant to which Hilliard Park Partners agreed to indemnify, defend and hold harmless PNC and its affiliates or any other person identified by PNC that is involved in the origination or servicing of the Hilliard Park Loan, from and against all actions, suits, claims, proceedings, orders, damages, penalties and costs that PNC or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances in, on or under the Hilliard Park Property or any property that is adjacent to the Hilliard Park Property and that may have derived from the Hilliard Park Property, (2) any actual or alleged non-compliance with or violation of any environmental laws applicable to the Hilliard Park Property, (3) any breach of any representation or warranty or covenant made in the Hilliard Park Environmental Indemnity by Hilliard Park Partners, (4) any failure by Hilliard Park Partners to perform any of its obligations under the Hilliard Park Environmental Indemnity, (5) any remedial work as defined in the Hilliard Park Environmental Indemnity or (6) existence or alleged existence of prohibited activity or condition as defined in the Hilliard Park Environmental Indemnity.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K and incorporated herein by reference.
Hilliard Summit Property Loan
In connection with the acquisition of the Hilliard Summit Property, Hilliard Meadows borrowed $16,800,000 from PNC pursuant to the Hilliard Summit Note and the Multifamily Loan and Security Agreement (Non-Recourse) by and between Hilliard Meadows and PNC (the “Hilliard Summit Loan Agreement”). The Hilliard Summit Loan has a 120 month term with a maturity date of October 1, 2022 (the “Hilliard Summit Maturity Date”). Hilliard Meadows paid a loan origination fee of $134,400 to PNC in connection with the Hilliard Summit Loan.
Interest on the outstanding principal balance of the Hilliard Summit Loan will accrue at a rate of 3.56% per annum (the “Hilliard Summit Interest Rate”), and a monthly payment will be due and payable on the first day of each month, commencing November 1, 2012 and continuing until and including the monthly payment due on November 1, 2013, in an amount to vary as described in the Hilliard Summit Loan Agreement. Beginning on November 1, 2013 and continuing until and including the monthly payment due on the Hilliard Summit Maturity Date, a monthly payment of principal and interest in the amount of $76,003.31 will be due and payable on the first day of each month. The entire outstanding principal balance of the Hilliard Summit Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Hilliard Summit Maturity Date. So long as any monthly payment or any other amount due under the Hilliard Summit Loan remains past due for thirty (30) days or more, interest will accrue on the unpaid principal balance of the Hilliard Summit Loan at a rate equal to the lesser of (1) the Hilliard Summit Interest Rate plus 4.0% or

(2) the maximum interest rate which may be collected by PNC under applicable law. So long as any payment due under the Hilliard Summit Loan is not received by PNC within ten (10) days after such payment is due, Hilliard Meadows will pay to PNC, immediately and without demand by PNC, a late charge equal to 5.0% of the amount of the payment due. Hilliard Meadows may voluntarily prepay all, but not less than all, of the unpaid principal balance of the Hilliard Summit Loan and all accrued interest thereon and other sums due to PNC under the Hilliard Summit Loan on the last day of any calendar month during the term of the Hilliard Summit Loan, provided that Hilliard Meadows must provide PNC with at least twenty (20) days notice (if such notice is provided via facsimile, e-mail, or overnight courier) or at least thirty (30) days notice (if such notice is provided via U.S. Postal Service) and not more than sixty (60) days prior written notice of such prepayment. Hilliard Meadows must also pay a prepayment fee to PNC, calculated in accordance with the terms of the Hilliard Summit Loan Agreement, in connection with any voluntary prepayment of the Hilliard Summit Loan.
The performance of the obligations of Hilliard Meadows under the Hilliard Summit Loan are secured by a Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Hilliard Summit Partners to and for the benefit of PNC with respect to the Hilliard Summit Property (the “Hilliard Summit Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, Hilliard Meadows assigned all of its rights, title and interests in the Hilliard Summit Management Agreement to PNC upon an event of default under any of the Hilliard Summit Loan Documents (defined below).
Pursuant to the Hilliard Summit Loan Agreement, Hilliard Meadows will have no personal liability under the Hilliard Summit Note, the Hilliard Summit Loan Agreement or any other loan document (collectively, the “Hilliard Summit Loan Documents”) for the repayment of the principal and interest and any other amounts due under the Hilliard Summit Loan Documents (the “Hilliard Summit Indebtedness”) or for the performance of any other obligations under the Hilliard Summit Loan Documents; provided, however, that Hilliard Meadows will be personally liable to PNC for the repayment of a portion of the Hilliard Summit Indebtedness equal to any loss or damage suffered by PNC as a result of, among other events, (1) failure of Hilliard Meadows to pay to PNC upon demand after an event of default all rents and security deposits to which PNC is entitled under the Hilliard Summit Loan Documents, (2) failure of Hilliard Meadows to maintain all required insurance policies required by the Hilliard Summit Loan Documents, (3) failure of Hilliard Meadows to apply all insurance proceeds and condemnation proceeds as required by the Hilliard Summit Loan Documents, (4) failure of Hilliard Meadows to comply with the provisions of the Hilliard Summit Loan Documents relating to the delivery of books and records, statements, schedules and reports, (5) failure to apply rents from the Hilliard Summit Property (with exceptions) to the ordinary and necessary expenses of owning and operating the Hilliard Summit Property and the Hilliard Summit Indebtedness, (6) waste or abandonment of the Hilliard Summit Property or (7) gross negligence or reckless unintentional material misrepresentation or omission by Hilliard Meadows, the Company or any officer, director, partner, member, manager, shareholder, or trustee in connection with the on-going financial or other reporting required by the Hilliard Summit Loan Documents. In addition, Hilliard Meadows will be personally liable to PNC for the repayment of all Hilliard Summit Indebtedness, and the Hilliard Summit Loan will be fully recourse to Hilliard Meadows, upon the occurrence of, among other events, (1) fraud or written material misrepresentation or material omission by Hilliard Meadows, the Company or any officer, director, partner, member, manager, shareholder or trustee of Hilliard Meadows or the Company in connection with the Hilliard Summit Indebtedness, (2) Hilliard Meadow’s acquisition of any real property other than the Hilliard Summit Property or operation of any business other than the management of the Hilliard Summit Property, (3) certain prohibited transfers of ownership interests in Hilliard Meadows or the Hilliard Summit Property, (4) certain bankruptcy and insolvency events with respect to Hilliard Meadows or (5) fraud or written intentional material misrepresentation or intentional material omission by Hilliard Meadows, the Company or any officer, director, partner, member, manager, shareholder or trustee of Hilliard Meadows or the Company in connection with the on-going financial or other reporting required by the Hilliard Summit Loan Documents or any request for action or consent by PNC.
In connection with the Hilliard Summit Loan, the Company absolutely, unconditionally and irrevocably guaranteed to PNC the full and prompt payment and performance when due of all amounts, obligations and liabilities for which Hilliard Meadows is personally liable under the Hilliard Summit Note, as described above, and the Environmental Indemnity described immediately below. In addition, the Company absolutely, unconditionally and irrevocably guaranteed to PNC all costs and expenses incurred by PNC in enforcing the rights of the Guaranty of Non-Recourse Obligations.

On the Hilliard Summit Closing Date of the acquisition of the Hilliard Summit Property, Hilliard Meadows entered into an Environmental Indemnity Agreement (the “Hilliard Summit Environmental Indemnity”), pursuant to which Hilliard Meadows agreed to indemnify, defend and hold harmless PNC and its affiliates or any other person identified by PNC that is involved in the origination or servicing of the Hilliard Summit Loan, from and against all actions, suits, claims, proceedings, orders, damages, penalties and costs that PNC or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances in, on or under the Hilliard Summit Property or any property that is adjacent to the Hilliard Summit Property and that may have derived from the Hilliard Summit Property, (2) any actual or alleged non-compliance with or violation of any environmental laws applicable to the Hilliard Summit Property, (3) any breach of any representation or warranty or covenant made in the Hilliard Summit Environmental Indemnity by Hilliard Meadows, (4) any failure by Hilliard Meadows to perform any of its obligations under the Hilliard Summit Environmental Indemnity, (5) any remedial work as defined in the Hilliard Summit Environmental Indemnity or (6) existence or alleged existence of prohibited activity or condition as defined in the Hilliard Summit Environmental Indemnity.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.14, 10.15, 10.16, 10.17 and 10.18 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(a)     Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b)     Pro Forma Financial Information.
See Paragraph (a) above.

(c) Exhibits.
Exhibit    Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 8, 2012, by and between Steadfast Asset Holdings, Inc. and Gary L. Schottenstein and Clean Title, Inc., doing business as Hummel Title Agency, in its capacity as escrow holder

10.2	Assignment and Assumption of Purchase Agreement, dated as of September 11, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Hilliard Park, LLC

10.3	Membership Interests Assignment and Assumption, made and entered into effective as of September 11, 2012, by and between Gary L. Schottenstein and SIR Hilliard Park, LLC

10.4	Property Management Agreement, made and entered into as of September 11, 2012, by and between Steadfast Management Company, Inc. and Hilliard Park Partners, L.L.C.

10.5	Multifamily Note, effective as of September 28, 2012, by Hilliard Park Partners, L.L.C. in favor of PNC Bank, National Association

10.6	Multifamily Loan and Security Agreement, made as of September 28, 2012, by and between Hilliard Park Partners, L.L.C. and PNC Bank, National Association

10.7
Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 28, 2012, by Hilliard Park Partners, L.L.C. to and for the benefit of PNC Bank, National Association

10.8	Guaranty of Non-Recourse Obligations, dated as of September 28, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.9	Environmental Indemnity Agreement, dated as of September 28, 2012, by Hilliard Park Partners, L.L.C. to and for the benefit of PNC Bank, National Association

10.10
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 8, 2012, by and between HMSREG, LLC, CSL HillMeadows, LTD., Steadfast Asset Holdings, Inc., and Clean Title, Inc., doing business as Hummel Title Agency, in its capacity as escrow holder

10.11	Assignment and Assumption of Purchase Agreement, dated as of September 28, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Hilliard Summit, LLC

10.12	Membership Interests Assignment and Assumption, made and entered into effective as of September 28, 2012, by and between HMSREG, LLC, CSL HillMeadows, LTD., and SIR Hilliard Summit, LLC

10.13	Property Management Agreement, made and entered into as of September 28, 2012, by and between Steadfast Management Company, Inc. and Hilliard Meadows Apartments, LLC

10.14	Multifamily Note, effective as of September 28, 2012, by Hilliard Meadows Apartments, LLC in favor of PNC Bank, National Association

10.15	Multifamily Loan and Security Agreement, made as of September 28, 2012, by and between Hilliard Meadows Apartments, LLC and PNC Bank, National Association

10.16
Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 28, 2012, by Hilliard Meadows Apartments, LLC to and for the benefit of PNC Bank, National Association

10.17	Guaranty of Non-Recourse Obligations, dated as of September 28, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.18	Environmental Indemnity Agreement, dated as of September 28, 2012, by Hilliard Meadows Apartments, LLC to and for the benefit of PNC Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	October 4, 2012	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

EXHIBIT INDEX

Exhibits    Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 8, 2012, by and between Steadfast Asset Holdings, Inc. and Gary L. Schottenstein and Clean Title, Inc., doing business as Hummel Title Agency, in its capacity as escrow holder

10.2	Assignment and Assumption of Purchase Agreement, dated as of September 11, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Hilliard Park, LLC

10.3	Membership Interests Assignment and Assumption, made and entered into effective as of September 11, 2012, by and between Gary L. Schottenstein and SIR Hilliard Park, LLC

10.4	Property Management Agreement, made and entered into as of September 11, 2012, by and between Steadfast Management Company, Inc. and Hilliard Park Partners, L.L.C.

10.5	Multifamily Note, effective as of September 28, 2012, by Hilliard Park Partners, L.L.C. in favor of PNC Bank, National Association.

10.6	Multifamily Loan and Security Agreement, made as of September 28, 2012, by and between Hilliard Park Partners, L.L.C. and PNC Bank, National Association

10.7
Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 28, 2012, by Hilliard Park Partners, L.L.C. to and for the benefit of PNC Bank, National Association

10.8	Guaranty of Non-Recourse Obligations, dated as of September 28, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.9	Environmental Indemnity Agreement, dated as of September 28, 2012, by Hilliard Park Partners, L.L.C. to and for the benefit of PNC Bank, National Association

10.10
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of August 8, 2012, by and between HMSREG, LLC, CSL HillMeadows, LTD., Steadfast Asset Holdings, Inc., and Clean Title, Inc., doing business as Hummel Title Agency, in its capacity as escrow holder

10.11	Assignment and Assumption of Purchase Agreement, dated as of September 28, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Hilliard Summit, LLC

10.12	Membership Interests Assignment and Assumption, made and entered into effective as of September 28, 2012, by and between HMSREG, LLC, CSL HillMeadows, LTD., and SIR Hilliard Summit, LLC

10.13	Property Management Agreement, made and entered into as of September 28, 2012, by and between Steadfast Management Company, Inc. and Hilliard Meadows Apartments, LLC

10.14	Multifamily Note, effective as of September 28, 2012, by Hilliard Meadows Apartments, LLC in favor of PNC Bank, National Association

10.15	Multifamily Loan and Security Agreement, made as of September 28, 2012, by and between Hilliard Meadows Apartments, LLC and PNC Bank, National Association

10.16
Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 28, 2012, by Hilliard Meadows Apartments, LLC to and for the benefit of PNC Bank, National Association

10.17	Guaranty of Non-Recourse Obligations, dated as of September 28, 2012, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.18	Environmental Indemnity Agreement, dated as of September 28, 2012, by Hilliard Meadows Apartments, LLC to and for the benefit of PNC Bank, National Association